UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100

Spokane, WA 99201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2008, Potlatch Corporation (“Potlatch”) completed the spin-off (the “Spin-off”) of Clearwater Paper Corporation, formerly known as Potlatch Forest Products Corporation (the “Company”), to Potlatch stockholders. Prior to the Spin-off, the Company was a wholly owned subsidiary of Potlatch. On December 15, 2008, the Company entered into each of the following agreements in connection with the Spin-off (collectively, the “Spin-off Agreements”):

1.	Separation and Distribution Agreement, between the Company and Potlatch;

2.	Retained Obligation Agreement, between the Company and Potlatch;

3.	Transition Services Agreement, between the Company and Potlatch Land & Lumber, LLC, a wholly owned subsidiary of Potlatch (“PLL”);

4.	Employee Matters Agreement, between the Company and Potlatch; and

5.	Tax Sharing Agreement, among the Company, Potlatch, PLL and Potlatch Forest Holdings, Inc., a wholly owned subsidiary of Potlatch (“Holdings”).

A summary of the material terms of each of the Spin-off Agreements can be found in the section entitled “Our Relationship with Potlatch Corporation after the Distribution” in the Company’s Information Statement, filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 3, 2008 (the “Information Statement”), and is incorporated herein by reference. The summary in the Information Statement does not purport to be complete. The summary in the Information Statement is subject to, and is qualified in its entirety by, the complete text of each of the Spin-off Agreements, copies of which are attached as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In connection with the Spin-off, on December 15, 2008, the Company transferred its real estate sales and development business, its harvest and log sales business and its wood products operations, other than the lumber products operations located in Lewiston, Idaho, to PLL, all pursuant to the Separation and Distribution Agreement. Immediately following such transfer of assets, the Company transferred all outstanding equity interests in PLL to Potlatch. A description of the foregoing transfers can be found in the section of the Information Statement entitled “The Spin-off – Transactions Prior to the Spin-off,” and such description is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On December 15, 2008 and in connection with the Spin-off, the Company drew $50 million in cash under the Loan and Security Agreement, dated as of November 26, 2008, by and among the Company and Bank of America, N.A., as administrative agent, and the lenders party thereto (the “Credit Agreement”), and caused that amount to be transferred to PLL. In addition, on December 15,

2008, the Company entered into the Retained Obligation Agreement pursuant to which the Company retained the obligation to pay $100 million principal amount of credit sensitive debentures previously issued by Holdings, which will become due and payable in full on December 1, 2009. A description of the Credit Agreement under which the $50 million was drawn can be found in the section of the Information Statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” and such description is incorporated herein by reference. A summary of the material terms of the Retained Obligation Agreement can be found in the section of the Information Statement entitled “Our Relationship with Potlatch Corporation after the Distribution – Retained Obligation Agreement,” and such description is incorporated herein by reference. The summaries of the Credit Agreement and the Retained Obligation Agreement contained in the Information Statement incorporated herein do not purport to be complete. The summaries are subject to, and are qualified in their entirety by, the complete text of the Credit Agreement and the Retained Obligation Agreement, copies of which are attached as Exhibit 10.1 to the Current Report on Form 8-K filed on December 3, 2008 and as Exhibit 10.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 5.01	Change in Control of the Registrant.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Prior to the completion of the Spin-off, Potlatch was the sole and controlling stockholder of the Company. On December 16, 2008, Potlatch distributed all of the outstanding shares of common stock of the Company (and the associated “Rights” referred to in Item 5.03 of this Current Report on Form 8-K) to Potlatch stockholders. The section of the Information Statement entitled “Our Relationship with Potlatch Corporation after the Distribution,” which summarizes the material terms of the Spin-off Agreements, is incorporated herein by reference. The summary of the material terms of the Spin-off Agreements is subject to, and is qualified in its entirety by, the complete text of each of the Spin-off Agreements, copies of which are attached as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective December 16, 2008 and in connection with the appointment of the officers and directors of the Company described below, Michael J. Covey resigned from his position as the President and Chief Executive Officer of the Company and as a member of the Board of Directors of the Company, and Eric J. Cremers resigned from his position as Vice President, Finance and Chief Financial Officer of the Company.

(c) Effective December 16, 2008 and in connection with the Spin-off, (i) Gordon L. Jones was appointed as the Company’s President, Chief Executive Officer and a member of the Company’s Board of Directors, (ii) Linda K. Massman was appointed as the Company’s Vice President, Finance and Chief Financial Officer, and (iii) Douglas D. Spedden was appointed as the Company’s Controller and Treasurer. Douglas D. Spedden, 48, previously served as the Treasurer of Potlatch from March 2004 until December 15, 2008, and served as the Assistant Treasurer of Potlatch from December 2000 until March 2004. The sections of the Information Statement entitled “Management,” “Compensation Discussion and Analysis,” “Certain Relationships and Related Party Transactions” and “Description of Capital Stock - Limitation of Liability and Indemnification Matters” are incorporated herein by reference.

(d) Effective December 16, 2008 and in connection with the Spin-off, Gordon L. Jones, Jack A. Hockema and William D. Larsson were appointed as members of the Board of Directors of the Company. In addition, effective December 16, 2008, William D. Larsson was appointed as a member of the Audit Committee of the Board of Directors of the Company and Jack A. Hockema was appointed as a member of the Compensation Committee of the Board of Directors of the Company and as a member of the Nominating and Corporate Governance Committee of the Board of Directors of the Company. The sections of the Information Statement entitled “Management,” “Certain Relationships and Related Party Transactions” and “Description of Capital Stock - Limitation of Liability and Indemnification Matters” are incorporated herein by reference.

The following table shows the composition of the Board of Directors of the Company, the composition of the committees of the Board of Directors of the Company, and the director classifications, all as of December 16, 2008:

Name of Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Director Class(1)
Gordon L. Jones				Class I
Boh. A. Dickey(2)(3)	•		•	Class I
Jack A. Hockema		•	•	Class III
William D. Larsson	•			Class II
Michael T. Riordan(4)		•	•	Class II
William T. Weyerhaeuser(5)	•	•		Class III

(1)	The initial term of Class I directors expires at the 2009 annual stockholders’ meeting, the initial term of Class II directors expires at the 2010 annual stockholders’ meeting, and the initial term of Class III directors expires at the 2011 annual stockholders’ meeting.

(2)	Chair of the Board of Directors.

(3)	Chair of the Audit Committee.

(4)	Chair of the Nominating and Corporate Governance Committee.

(5)	Chair of the Compensation Committee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 16, 2008, the Company amended and restated its certificate of incorporation (the “Restated Charter”). The section of the Information Statement entitled “Description of Capital Stock,” which includes a description of the provisions of the Restated Charter, is incorporated herein by reference. The Restated Charter includes, as Exhibit A attached thereto, the classification and designation of the Series A Participating Preferred Stock of the Company (the “Series A Preferred Stock”). The Current Report on Form 8-K filed by the Company on December 4, 2008, which contains a description of the rights and preferences of the Series A Preferred Stock and the “Rights” associated therewith, is incorporated herein by reference.

Effective December 16, 2008, the Company’s Board of Directors approved an amendment and restatement of the Company’s by-laws (the “Amended and Restated Bylaws”). The section of the Information Statement entitled “Description of Capital Stock,” which includes a description of the provisions of the Amended and Restated Bylaws, is incorporated herein by reference.

The foregoing descriptions of the Restated Charter and the Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Charter and the Amended and Restated Bylaws, copies of which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On December 1, 2008, the Company issued a press release announcing the completion of the Spin-off. The foregoing summary is qualified in its entirety by reference to the press release, a copy of which is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

Item 1.01 of this Current Report on Form 8-K is incorporated by reference. The pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K is included in the Information Statement.

(d) Exhibits.

2.1	Separation and Distribution Agreement, dated December 15, 2008, between Potlatch Corporation and Clearwater Paper Corporation.

3.1	Restated Certificate of Incorporation of Clearwater Paper Corporation, effective as of December 16, 2008, as filed with the Secretary of State of the State of Delaware.

3.2	Amended and Restated Bylaws of Clearwater Paper Corporation, effective as of December 16, 2008.

10.1	Retained Obligation Agreement, dated December 15, 2008, between Potlatch Corporation and Clearwater Paper Corporation.

10.2	Transition Services Agreement, dated December 15, 2008, between Potlatch Land & Lumber, LLC and Clearwater Paper Corporation.

10.3	Employee Matters Agreement, dated December 15, 2008, between Potlatch Corporation and Clearwater Paper Corporation.

10.4	Tax Sharing Agreement, dated December 15, 2008, among Potlatch Corporation, Potlatch Forest Holdings, Inc., Potlatch Land & Lumber, LLC and Clearwater Paper Corporation.

99.1	Clearwater Paper Corporation Press Release, dated December 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2008

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

2.1	Separation and Distribution Agreement, dated December 15, 2008, between Potlatch Corporation and Clearwater Paper Corporation.

3.1	Restated Certificate of Incorporation of Clearwater Paper Corporation, effective as of December 16, 2008, as filed with the Secretary of State of the State of Delaware.

3.2	Amended and Restated Bylaws of Clearwater Paper Corporation, effective as of December 16, 2008.

10.1	Retained Obligation Agreement, dated December 15, 2008, between Potlatch Corporation and Clearwater Paper Corporation.

10.2	Transition Services Agreement, dated December 15, 2008, between Potlatch Land & Lumber, LLC and Clearwater Paper Corporation.

10.3	Employee Matters Agreement, dated December 15, 2008, between Potlatch Corporation and Clearwater Paper Corporation.

10.4	Tax Sharing Agreement, dated December 15, 2008, among Potlatch Corporation, Potlatch Forest Holdings, Inc., Potlatch Land & Lumber, LLC and Clearwater Paper Corporation.

99.1	Clearwater Paper Corporation Press Release, dated December 16, 2008.